POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED NOVEMBER 20, 2017 TO

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED SEPTEMBER 15, 2017

PowerShares PureBetaSM 0-5 Yr US TIPS Portfolio (the “Fund”)

Intercontinental Exchange’s (“ICE”) acquisition of the BofA Merrill Lynch Global Research FICC index platform closed on October 20, 2017, and indexes have been rebranded.

Accordingly, all references to The BofA Merrill Lynch 0-5 Year US Inflation-Linked Treasury IndexSM are replaced with ICE BofAML 0-5 Year US Inflation-Linked Treasury IndexSM. There will be no change to the methodology of the underlying index for the Fund.

Additionally, all references to Merrill Lynch, Pierce, Fenner & Smith Incorporated and BofA Merrill Lynch are replaced with ICE Data Indices, LLC and ICE BofAML, respectively.

Please Retain This Supplement for Future Reference.

P-PBTP-SUP-1 112017